Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

March 27, 2017

Renew Financial Group LLC
1221 Broadway, 4th Floor
Oakland, California 94612

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Renew Financial Group LLC (the “Company”) and Natixis Securities Americas LLC (the “Initial Purchaser” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of PACE assets in conjunction with the proposed offering of Renew 2017-1, Series 2017-1 Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 13, 2017, representatives of the Company provided us with a PACE asset listing with respect to 4,939 residential PACE assessments and the related 368 PACE bonds (the “PACE Listing”). At your instruction, we randomly selected (i) 100 residential PACE assessments (the “Selected Assessments”) and (i) 10 PACE bonds with a program identification code of “CF” on the Pace Listing (the “Sample Bonds”).

Further on, March 24, 2017, representatives of the Company provided us with (i) a computer-generated PACE asset data file and related record layout containing data with respect to 4,814 residential PACE assessments and the related 361 PACE bonds (the “Initial Asset File”) and (ii) a supplemental data file containing the original reserve fund amount for each of the 4,814 residential PACE assessments set forth on the Initial Asset File (the “Supplemental Asset File”). We were instructed by representatives of the Company to append the Initial Asset File with the information set forth on the Supplemental Asset File. The Initial Asset File, as adjusted, is hereinafter referred to as the “Statistical Asset File.”

At the instruction of the Company, we performed certain comparisons and recomputations for (i) 95 of the 100 Selected Assessments (the “Sample Assessments”), the Selected Assessment indicated on Appendix A did not appear on the Statistical Asset File, and (ii) each Sample Bond relating to the PACE assessment characteristics (the “Sample Assessment Characteristics”) and the PACE bond characteristics (the “Sample Bond Characteristics”), as applicable, set forth on the Statistical Asset File and indicated below.

Sample Assessment Characteristics

1.          Applicant ID (for informational purposes only)

2.          Original assessment amount

3.          Property city

4.          Property state

5.          Property zip code

6.          Property county

7.          Recording date

8.          Original annual tax payment

9.          Project cost

10. Rate 11. Original term 12. Initial year on tax roll 13. Maturity year 14. Original reserve fund amount* 15. Loan-to-value ratio 16. Combined loan-to-value ratio 17. Assessment loan-to-value ratio

* For only Sample Assessments with a “category code” of “M1,” “M3” or “M3LA” on the Statistical Asset File.

We compared Sample Assessment Characteristic 2. to the corresponding information set forth on or derived from the “Assessment Agreement,” “Notice of Assessment” or “Memorandum of PACE Financing Agreement” (collectively, the “Original Assessment Amount Documentation”); Sample Assessment Characteristic 3. through 8. to the Notice of Assessment or Memorandum of PACE Financing Agreement; Sample Assessment Characteristic 9. to the “Completion Certificate” and Sample Assessment Characteristics 10. through 14. to the Assessment Agreement.

With respect to Sample Assessment Characteristic 15., we recomputed the loan-to-value ratio by dividing the “mortgage balance” by the “property value” (each as set forth on the Statistical Asset File). We compared the results of such recalculations to the loan-to-value ratio set forth on Statistical Asset File.

With respect to Sample Assessment Characteristic 16., we recomputed the combined loan-to-value ratio by dividing (i) the sum of (a) mortgage balance (as set forth on the Statistical Asset File), (b) original assessment amount (as set forth on the Original Assessment Amount Documentation) and (c) “prior assessment amounts” (as set forth on the Statistical Asset File by (ii) the property value (as set forth on the Statistical Asset File). We compared the results of such recalculations to the combined loan-to-value ratio set forth on Statistical Asset File.

With respect to Sample Assessment Characteristic 17., we recomputed the assessment loan-to-value ratio by dividing (i) the sum of (a) original assessment amount (as set forth on the Original Assessment Amount Documentation) and (b) prior assessment amounts (as set forth on the Statistical Asset File) by (ii) the property value (as set forth on the Statistical Asset File). We compared the results of such recalculations to the assessment loan-to-value ratio set forth on Statistical Asset File.

For purposes of our procedures and at your instruction:

•	with respect our comparison of Sample Assessment Characteristic 2., we compare the original assessment amount as set forth on the Statistical Asset File to the corresponding information set forth on the (i) Assessment Agreement for each Sample Assessment with a category code of “M1” on the Statistical Asset File, (ii) Notice of Assessment for each Sample Assessment with a category code of “M3” or “M3LA” on the Statistical Asset File and (iii) Memorandum of PACE Financing Agreement for each Sample Assessment with a category code of “FL” on the Statistical Asset File;

•	with respect our comparison of Sample Assessment Characteristic 3., a property city of (i) “Los Angeles” as set forth on the Statistical Asset File is noted to be “in agreement” with a property city of “Westchester,” “San Pedro,” “Chatsworth,” “North Hollywood,” “Arleta, Sylmar,” “West Hills,” “Mission Hills,” “Canoga Park, Northridge,” “Wilmington,” “Pacoima” or “Granada Hills” as set forth on the Notice of Assessment, and (ii) “Thousand Oaks” as set forth on the Statistical Asset File is noted to be “in agreement” with a property city of “Newbury Park” as set forth on the Notice of Assessment; and

•	with respect to our comparison of Sample Assessment Characteristic 7., differences of three business days or less are noted to be “in agreement.”

Sample Bond Characteristics

1. Bond name 2. Coupon 3. Maturity date	4. First payment date 5. Original principal balance 6. Term (5 / 10 / 15 / 20 / 25)

We compared Characteristics 1. through 6. to the corresponding information set forth on or derived from the “Supplemental Indenture.”

The PACE assessment and PACE bond documents described above and any other related documents used in support of the Sample Assessment Characteristics and Sample Bond Characteristics, as applicable, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assessments and Sample Bonds, as applicable.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Sample Assessment Characteristics and Sample Bond Characteristics, as applicable, set forth on the Statistical Asset File were found to be in agreement with the above mentioned Source Documents, except as described in Appendix B. Supplemental Information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the residential PACE assessments and the related PACE bonds underlying the Statistical Asset File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the residential PACE assessments and the related PACE bonds or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Asset File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 27, 2017.

The following Selected Assessments did not appear in the Statistical Asset File:

CF-00000340
CF-00042515
CF-00049302
CF-00050213
CF-00054158

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 27, 2017.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in property city.
2	One difference in property zip code.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 27, 2017.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Assessments number	Characteristic	Characteristic set forth on the Statistical Asset File	Characteristic set forth on the Notice of Assessment

1	CF-00053434	Property city	Panorama City	Van Nuys
2	CF-00059353	Property zip code	95050	95128

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.